UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

LAVA MEDTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40965	86-2973712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300

Waltham, MA 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 530-3868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	LVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LVAC	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of Class A common stock at a price of $11.50 per share	LVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

As previously disclosed, the board of directors (the “Board”) of LAVA Medtech Acquisition Corp. (the “Company”) has elected to abandon and not implement the extension that was approved by stockholders on April 25, 2023 and intends to dissolve and liquidate in accordance with the provisions of its Amended and Restated Certificate of Incorporation.

The Company will redeem (the “Redemption”) all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.44 (the “Redemption Amount”) after the payment of taxes and dissolution expenses. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless. On the date of Redemption, the Public Shares will be deemed cancelled and will represent only the right to receive the Redemption Amount. The Redemption is expected to be completed on May 15, 2023.

The Company expects that The Nasdaq Stock Market LLC will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended. The Company anticipates that its securities, including the Public Shares, will cease trading at or around the close of business on May 12, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA MEDTECH ACQUISITION CORP.

By:	/s/ Anthony Natale
Name:	Anthony Natale
Title:	Chief Executive Officer

Dated: May 10, 2023